Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

PROSPECTUSES

OF

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

Wells Fargo Advantage VT Opportunity Fund – Class 2

                Effective immediately, the following replaces the information included in the table entitled “Annual Fund Operating Expenses” and the example of expenses table in the section entitled “Fees and Expenses”:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.12%
Fee Waivers	0.11%
Total Annual Fund Operating Expenses After Fee Waiver[2]	1.01%

1 Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

2 Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.00%. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

After
1 Year $103
3 Years $334
5 Years $595
10 Years $1,343

                Also effective immediately, the following risks are added to the sections entitled “Principal Investment Risks” and “Descriptions of Principal Investment Risks,” respectively:

Principal Investment Risks:

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Descriptions of Principal Investment Risks:

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Value Style Investment Risk

Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Wells Fargo Advantage VT Core Equity Fund

Wells Fargo Advantage VT Core Equity Fund is no longer offered and all references to this fund are hereby removed.

August 29, 2011                                                                                                                                VT1081/P1411S2